Sentinel Variable Products Trust

Sentinel Variable Products Balanced Fund

Sentinel Variable Products Bond Fund

Sentinel Variable Products Common Stock Fund

Sentinel Variable Products Small Company Fund

(each a “Fund”, and collectively, the “Funds”)

Supplement dated September 25, 2017

to the Prospectus dated April 30, 2017

On September 13, 2017 at a Shareholder meeting of Sentinel Variable Products Trust (the “Trust”), the shareholders of each Fund in the Trust approved the Reorganization with respect to their individual Fund.

The completion of the Transaction is subject to the satisfaction or waiver of certain conditions, including, among other conditions, that shareholder approvals be obtained for Reorganizations of certain other mutual funds advised by Sentinel Asset Management, Inc. (“Sentinel”) representing, at closing, a specified amount of assets under management, as agreed between Sentinel and Touchstone Advisors.